                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [ ]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                                    Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          BIRMINGHAM STEEL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                      THE UNITED COMPANY SHAREHOLDER GROUP
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:

    ----------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

         ---------------------------------
         THE UNITED COMPANY SHAREHOLDER GROUP




         REGARDING BIRMINGHAM STEEL CORPORATION

TABLE OF CONTENTS
-------------------------------------------------------------------------------
     I.    Executive Summary

     II.   Birmingham Steel's Current Situation

     III.  The United Company Shareholder Group

     IV.   The New Plan

     V.    Change of Control Implications










------------------------------------------------------------------------ 2

 -----------------------------------------------------------------------------


                               EXECUTIVE SUMMARY


 -----------------------------------------------------------------------------

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Introduction

         - As shareholders of Birmingham Steel Corporation ("Birmingham" or the "Company"), we have become dissatisfied with the Company's performance in recent years

         - We have formed The United Company Shareholder Group (the "Group") to nominate nine persons for election as directors of the Company

         - We have slated John D. Correnti, former Chief Executive Officer of Nucor Corporation, to be the Chief Executive Officer of the Company

         Important Dates

         - Birmingham has set December 2, 1999 for its annual shareholder meeting

           - Shareholders of record as of October 19, 1999 are entitled to vote

         - Birmingham has set October 7, 1999 as the record date for the Group's solicitation of written consents

              ----------------------------------------------------
              IN ORDER TO INSTALL MR. CORRENTI AS CEO, WE NEED YOU
                       TO VOTE FOR OUR DIRECTOR NOMINEES
              ----------------------------------------------------

------------------------------------------------------------------------ 4

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Birmingham Steel Stock Price Performance June 30, 1996 to Present



(Graph of Birmingham Steel Stock Price Performance from June 30, 1996 to October 1, 1999)




------------------------------------------------------------------------ 5

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Destruction of Shareholder Value - Birmingham Steel
(U.S. Dollars in Millions)

Market Value of Equity
----------------------
June 30, 1996       $472.3
June 30, 1999       $126.0


Total Market Capitalization (including debt)
--------------------------------------------
June 30, 1996            $779.8
June 30, 1999            $657.5



------------------------------------------------------------------------ 6

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Ineffective Current Management

    "WE HAVE SELECTED A CORE GROUP OF WORLD-CLASS SUPPLIERS FOR OUR MEMPHIS PROJECT. THESE VENDORS WERE CHOSEN BECAUSE OF THEIR COMMITMENTS TO QUALITY,
      COST CONTROL AND THEIR ABILITY TO WORK ON AN AGGRESSIVE TIMETABLE,"

             -Robert A. Garvey, current CEO of Birmingham Steel, June 27, 1996



         - Continued start-up costs at the Memphis facility

           - Twenty-three months after commencement of Memphis initial start-up in November 1997 and capital costs of over $220 million

         - Cartersville rolling mill project, which cost the Company $150 million ($80 million over budget), is still generating losses and additional start-up costs

           - Estimated $26 million in total start-up costs

           - Total investment in Cartersville exceeds $275 million

         - Fiscal 1997 investment in Pacific Coast Recycling which was fully written off after three years of operating losses

         - September 1997 investment of $15 million in Laclede Steel Company which was fully written off after nine months

         - Fiscal 1997 investment in Birmingham Southeast LLC which has failed to turn a profit

------------------------------------------------------------------------ 7

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Consistent Failure to Meet Wall Street Analysts' Expectations


    WE BELIEVE CURRENT MANAGEMENT HAS LOST THE CONFIDENCE OF THE INVESTMENT
         COMMUNITY BY CONSISTENTLY MISSING ANALYSTS' EARNINGS ESTIMATES



(Graph Comparing First Call Consensus EPS estimates to Actual EPS Reported by Birmingham Steel for the period from December 31, 1995 to June 30, 1999)


------------------------------------------------------------------------ 8

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Announced Restructuring Plan

         BIRMINGHAM'S RESTRUCTURING PLAN, ANNOUNCED ON AUGUST 18, 1999,
                       IS DEFICIENT IN A NUMBER OF AREAS

Strategy

- Sale of the "SBQ business" and provision of $173.2 million for expected loss on sale

Implication

- Current management incapable of fixing business

  - Therefore must sell at any price

  - Selling during cyclical low and after poor recent performance

  - Expected proceeds less than half the over $600 million invested to date

- Losses until sale must still be funded

- Exiting DRI purchase agreements likely to increase losses

- We believe the assets have significant potential


------------------------------------------------------------------------ 9

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Restructuring Plan - Analyst Comments

              BIRMINGHAM'S RESTRUCTURING ANNOUNCEMENT HAS BEEN MET WITH DISFAVOR BY SOME MEMBERS OF THE INVESTMENT COMMUNITY


- "We view the restructuring plan that Birmingham Steel announced last night as a disappointment. . ."

- "We believe the current market value is likely less than half of the approximately $650 million that has been invested in them to-date due to the fact that the steel market is at a cyclical low and that the recent performance at the three assets has been poor."

- "This [the sale of the SBQ business and DRI facility] would leave the company with an enterprise value of about $525 million and EBITDA of less than $100 million, implying that the company is fairly valued at the current share price [$8.00]."

- "WE BELIEVE THAT THE BETTER SITUATION FOR SHAREHOLDERS WOULD BE FOR CURRENT OR NEW MANAGEMENT TO COMPLETE THE START-UP OF THE ASSETS AND AWAIT THE CYCLICAL RECOVERY OF THE MARKET BEFORE MAKING A RESTRUCTURING DECISION."

                - Scott Morrison
                  Donaldson, Lufkin & Jenrette Equity Research, August 19, 1999



------------------------------------------------------------------------ 10

EXECUTIVE SUMMARY
------------------------------------------------------------------------------
Summary of the New Plan

         - Provide effective management leadership

         - Operate core facilities at or above nameplate capacity

         - Re-establish customer relationships and confidence

         - Fix the Memphis melt shop and operations at Cartersville

         - Repair the balance sheet

         - GROW, NOT SHRINK, THE COMPANY




------------------------------------------------------------------------ 11

 -----------------------------------------------------------------------------


                      BIRMINGHAM STEEL'S CURRENT SITUATION


 -----------------------------------------------------------------------------

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Relative Stock Price Performance June 30, 1996 to Present




(Graph of Relative Stock Price Performance between Birmingham Steel, S&P 400, and Mini-Mill Composite from June 30, 1996 to October 1, 1999)

(a) Mini-mill composite includes Co-Steel, Commercial Metals, IPSCO, Keystone Consolidated, Nucor Corp., Northwestern Steel and Wire, Quanex Corp., Oregon Steel, Roanoke Electric Steel Corp., Schnitzer Steel, Steel Dynamics and Texas Industries


------------------------------------------------------------------------ 13

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Financial Performance of Comparable Companies



Average Annual Shareholder Return (a)
------------------------------------
                              %
                            -----
Roanoke                      28.4
IPSCO                        15.3
TXI                          10.5
Quanex                        1.6
CMC                         - 1.9
Nvcor                       - 2.8
Timken                      - 2.9
Steel Dynamics              - 4.5(c)
Oregon                      - 6.0
Co-Steel                    - 8.8
Schnitzer                   -13.0
Keystone                    -16.8
Birmingham                  -19.6
NWSW                        -49.3

Average Annual Return on Equity (b)
-----------------------------------
                              %
                             ----
Keystone                     18.9
TXI                          17.1
Roanoke                      17.0
Nvcor                        15.6
Timken                       14.8
CMC                          12.4
IPSCO                        12.1
Quanex                        9.5
Steel Dynamics                8.3(c)
Schnitzer                     8.2
Oregon                        4.8
Co-Steel                      2.5
NWSW                          0.7
Birmingham                  -20.5


------------
(a) Source: Fact Set. Represents the average annual shareholder return through dividends and stock price appreciation over the last three years ended October 1, 1999.

(b) Source: Fact Set. Represents the average annual return on equity for the last three fiscal years. Includes all fiscal years ended as of June 30, 1999. Birmingham Steel average reflects FY 1999 net loss of $224.2mm and post restructuring stockholders' equity of $230.7mm, as reported in the company's September 15, 1999 14A filings.

(c) Steel Dynamics calculated from November 30, 1996.


------------------------------------------------------------------------ 14

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
The Debt Reported

       CURRENT MANAGEMENT RECENTLY ANNOUNCED THAT THEY REDUCED TOTAL DEBT BY $89 MILLION DURING FOURTH QUARTER 1999...BUT A CLOSER LOOK REVEALS:



        $ 610 million      March 31, 1999 reported total debt per Company 10-Q

        $ (67 million)     4Q99 reclassification of debt as a leveraged lease at Cartersville

        $ (14 million)     Inventory liquidation

        $  (8 million)     Actual debt reduction from 4Q99 operating cash flows
        -------------

        $ 522 million      Reported total debt at June 30, 1999

   ADDING BACK:

        $  67 million      Debt reclassification mentioned above

        $  85 million      Debt reclassified as a leveraged lease at Memphis and a tax lease at Cartersville
        -------------

        $ 674 MILLION      TOTAL DEBT OBLIGATIONS AT JUNE 30, 1999
        =============



------------------------------------------------------------------------ 15

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Liquidity "Burn Rate"
(U.S. Dollars in Millions)




(Graph of Existing Revolver Debt and Estimated Date Company will Exceed its Existing Credit Limit of $235 million based on Revolver Debt Activity Since June 30, 1999)

6/30/99   Company reported Revolver Debt of $186.6 million.

9/15/99   Company reported Revolver Debt of $205 million.

9/27/99 Existing bank lenders revised Revolving Credit Facility from $300 to 235 million through 12/28/99. Current Revolver Debt of 216 million.

11/25/99  Estimated date the Company will exceed its existing Credit Limit (a)

12/28/99  Expiration of "Bridge" Credit Facility

-------------

(a) "Burn Rate" calculated per the announced Revolving Debt balance on September 28, 1999 to the reported balance as of fiscal year end
     June 30, 1999.
------------------------------------------------------------------------ 16

BIRMINGHAM STEEL'S CURRENT SITUATION
--------------------------------------------------------------------------------
Poor Operating Supervision and Inadequate Leadership

    "While start-up risk is a fact of life in the steel industry, most of the
      Company's spending is on proven technology. Consequently production problems are not likely to be major." (a)


                              The Memphis Facility

- Began operations at the $220 million melt shop in November 1997

  - Originally announced mill would operate at 800,000 tpy by June 1998

  - Forecast pushed back several times

- Forty-five percent operating capacity not reached until March 1999

  - Sixteen months after start-up

- The Group believes the problem at Memphis is lack of leadership, repeated management turnover and poorly trained personnel and supervisors, not equipment or infrastructure


                   Quarterly Pre-Operating/Start-up Costs (b)

(U.S. Dollars in millions)


1Q98                $ 2.2
2Q98                $ 6.5
3Q98                $12.8
4Q98                $ 9.0
1Q99                $ 9.5
2Q99                $ 7.3
3Q99                $14.8


(a) Michelle Applebaum, Salomon Smith Barney Equity Research, November 20, 1997.

(b) Source: Company public filings
----------------------------------------------------------------------------- 17

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Management of Start-Up Operations

American Steel & Wire ("AS&W")

         - SBQ business purchased in November 1993

           - Despite its inefficient and antiquated facilities, AS&W was profitable until the quarter ended June 1996, contributing $20.8 million to operating earnings in fiscal 1995

           - Has lost money ever since

         - Birmingham Steel planned to build a world-class bar mill at AS&W's facilities in Cleveland, OH and supply it with high quality billets from a new EAF melt shop in Memphis, TN

           - The start-up problems at Memphis, however, have plagued the Cleveland facility, preventing it from achieving stable operations (i.e., lost customers, late deliveries, poor yields, outsourcing higher-priced billets from third parties)

           - The Birmingham Steel SBQ business remains unprofitable

         - Current Birmingham Steel management recently took a $173.2 million charge for expected losses on its intended sale of the SBQ business

           - We expect the loss on sale to be even greater

         - The cost of exiting purchase commitments related to this unit's 50% owned DRI facility is likely to further the loss on sale of the SBQ business


------------------------------------------------------------------------ 18

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Management of Start-Up Operations (cont'd)

Birmingham Southeast LLC

         - Eighty-five percent owned joint venture formed in December 1996 to produce merchant and rebar products

           - The Company contributed its profitable Jackson, MS mill, paid $43 million in cash for its partner's marginally profitable Cartersville, GA facilities, and assumed $44 million in liabilities related to those facilities

         - Birmingham Southeast assumed management of Cartersville and closed the 12" rolling mill

           - Began $18 million melt shop upgrade and a planned $70 million installation of mid-section rolling mill at Cartersville

         - Cartersville's mid section rolling mill originally planned as $70 million investment to start-up in 1998

           - Did not start until March 1999 at total cost of approximately $150 million

           - All electrical controls must be replaced before reaching design capacity

         - This approximately $255 million total investment is STILL IN THE START-UP MODE

           - Current management estimates additional six to nine months before mill fully operational

           - Combined operating and start-up costs of $14.2 million during Fiscal 1998 and 1999

           - Expects $12 million in additional start-up expenses in Fiscal 2000


------------------------------------------------------------------------ 19

BIRMINGHAM STEEL'S CURRENT SITUATION
------------------------------------------------------------------------------
Management of Other Investments

         Laclede Steel Company

         - Purchased 25% stake for $15 million from IVACO in September 1997

           - At the time, Laclede had unfunded pension and OPEB liabilities of over $130 million, long-term debt of $107 million and shareholders' equity of just $17 million

         - From September 1997 to June 1998, Birmingham Steel recognized $2.7 million in losses from this investment

         - Less than a year after the original purchase, Birmingham Steel wrote off its remaining $12.3 million investment in Laclede

         Pacific Coast Recycling ("PCR")

         - Joint venture with Mitsui & Co. Ltd, purchased a Long Beach, CA export scrap operation during Fiscal 1997

         - Operation has apparently never been profitable

           - Burdened by lease requiring significant monthly payments and over 18 years remaining life

         - Current management plans to write off its $19.3 million investment in PCR

           - Less than three years after its initial investment

------------------------------------------------------------------------ 20

 -----------------------------------------------------------------------------


                      THE UNITED COMPANY SHAREHOLDER GROUP


 -----------------------------------------------------------------------------

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Proposed Chief Executive Officer


   Mr. Correnti is recognized as a communicator and motivator with employees, steel analysts, shareholders, customers and suppliers

                                John D. Correnti

- The Group has slated John D. Correnti to become the Chief Executive Officer of the Company

- Mr. Correnti served as President, Chief Executive Officer, and Vice Chairman of Nucor Corporation from January 1996 to June 1999 and as President and Chief Operating Officer from 1991 to 1996

  - Nucor is recognized as the premiere steel mini-mill company in the world and is the second largest steel producer in the United States

- While Mr. Correnti served in an executive capacity, Nucor's revenues increased from approximately $1.5 billion in 1991 to $4.1 billion in 1998

  - Earnings increased during the same period to nearly $300 million from approximately $75 million and stockholders' equity increased to over $2.0 billion from approximately $1.1 billion

- In 1998, Mr. Correnti was recognized by New Steel Magazine as its Steel Maker of the Year

- Mr. Correnti has over 30 years experience in the steel industry

  - Prior to joining Nucor, he was associated with United States Steel Corporation from 1969 to 1980 in various managerial capacities

------------------------------------------------------------------------ 22

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Successful Start-ups Under John Correnti

One of the principal strengths of John Correnti is in building cutting edge technology mills, on time and with expected start-up results.

(Geographical diagram of Nucor start-ups during John Correnti's tenure:
Norfolk, NE; Crawfordsville, IN; Brigham City - Plymouth, UT; Hickman, AR; Blytheville, AR; Jewett, TX; Berkeley, SC; Darlington - Florence, SC.)




------------------------------------------------------------------------ 23

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Creating Shareholder Value - John Correnti at Nucor Corp.
(U.S. Dollars in Millions)




(Chart of Increase in Market Value of Equity and Total Market Capitalization of Nucor Corp. from December 31, 1991 to December 31, 1998)


Market Value of Equity
----------------------
December 31, 1991   $1,933.1
December 31, 1998   $3,774.4


Total Market Capitalization (including debt)
--------------------------------------------
December 31, 1991             $2,131.9
December 31, 1998             $4,272.3








------------------------------------------------------------------------ 24

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Step I - Meet with Equity Holders

              (Flow Chart diagraming meeting with equity holders)


1.  Meet with Equity Holders
      greater than 50% Support

2.  Approach Birmingham BOD
      BOD grants the Group majority seats

3.  No Change of Control
      - Proceed to Step II

1.  Meet with Equity Holders
      greater than 50% Support

2.  Approach Birmingham BOD
      BOD denies the Group majority seats

3.  Change of Control via Proxies
      - Bank debt defaults
      - Private debt put notice
      - Proceed to Step II

-------------------------------------------

1.  Meet with Equity Holders
      less than 50% Support

2.  Stop



------------------------------------------------------------------------ 25

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Step II - Meet with Debt Holders




               (Flow Chart diagraming meeting with debt holders.)

1.       Meet with Debt Holders
2.       Explain Plan, Provide Comfort
3.       Execute Correnti Plan

1.       Meet with Debt Holders
2.       Debt Holders Decisions
3.       Evaluate Refinancing Alternatives
4.       Debt Restructuring

1.       Meet with Debt Holders
2.       Debt Holders Decisions
3.       Evaluate Refinancing Alternatives
4.       Refinance (Step III)

1.       Meet with Debt Holders
2.       Debt Holders Decisions
3.       Execute Correnti Plan

------------------------------------------------------------------------ 26

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Step III - Refinance




                    (Flow Chart diagraming the refinancing)

1.       Equity Infusion?
2.       Public Market Debt
3.       Execute Correnti Plan

1.       Equity Infusion?
2.       Private & Public Market Financing
3.       Execute Correnti Plan

1.       Equity Infusion?
2.       Private & Public Market Financing
3.       Debt Restructuring


------------------------------------------------------------------------ 27

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Profile of Director Nominees

Name                      Age       Background

John D. Correnti          52        Served at Nucor Corporation from 1980 until
                                    June 1999, including most recently as Vice
                                    Chairman of the Board of Directors,
                                    President and Chief Executive Officer.
                                    Currently serves on the Board of Directors
                                    of Harnischfeger Industries and Navistar
                                    International Corporation.

James A. Todd, Jr.        71        Currently retired, Mr. Todd was the Chief
                                    Executive Officer and Chairman of the Board
                                    of Directors of the Company from 1991 until
                                    January 1996. Served as an employee and
                                    Director of the Company from January 1996
                                    until retiring in August 1996 and as a
                                    consultant to the Chairman of the Board from
                                    August 1996 until December 1996. In 1993,
                                    was recognized by New Steel Magazine as its
                                    Steelmaker of the Year. Director of Kinross
                                    Gold Corporation.

James W. McGlothlin       59        President, Chief Executive Officer, and
                                    Chairman of the Board of Directors of The
                                    United Company since 1987. The United
                                    Company is primarily engaged in the business
                                    of financial services and also invests in or
                                    has operations in oil and gas, real estate
                                    and golf development, cogeneration, and
                                    construction supply and distribution. Serves
                                    on the Board of Directors of CSX
                                    Corporation.

Donna M. Alvarado         50        President of Aguila International, an
                                    international business development
                                    consulting firm, since 1994. Was President
                                    and Chief Executive Officer of Quest
                                    International, a non-profit organization
                                    engaged worldwide in developing, publishing
                                    and marketing training products for public
                                    and private education systems, from 1989 to
                                    1994. Director of Harnischfeger Industries
                                    and Park National Bank.

Robert M. Gerrity         61        Self-employed as a consultant since 1995.
                                    Was Vice Chairman and a member of the Board
                                    of Directors of New Holland N.V., an
                                    agricultural and industrial equipment
                                    manufacturing company, from 1991 to 1995.
                                    From 1987 to 1991, served as the President
                                    and Chief Executive Officer of Ford New
                                    Holland Inc., an agricultural and industrial
                                    equipment manufacturing company subsequently
                                    consolidated into New Holland N.V. Prior
                                    thereto, served in various management
                                    capacities at Ford Motor Company, including
                                    President of Ford of Brazil. Currently a
                                    director of Standard Motor Products and
                                    Harnischfeger Industries. Also served as a
                                    director of Rubbermaid Inc. from 1992 to
                                    1998.


------------------------------------------------------------------------ 28

THE UNITED COMPANY SHAREHOLDER GROUP
------------------------------------------------------------------------------
Profile of Director Nominees (cont'd)

Name                     Age        Background

Alvin R. Carpenter        57        President and CEO of CSX Transportation,
                                    Inc., a railroad transportation company and
                                    a wholly-owned subsidiary of CSX
                                    Corporation, since 1991. Vice Chairman of
                                    CSX Corporation since July, 1999. Served as
                                    Executive Vice President of Sales and
                                    Marketing at CSX Transportation from 1989 to
                                    1991.

Robert H. Spilman         71        Sole-proprietor of Spilman Properties, an
                                    investment company. Served in various
                                    capacities at Bassett Furniture Industries,
                                    Inc., a manufacturer and retail seller of
                                    home furniture, from 1957 until 1997,
                                    including as Chief Executive Officer and
                                    Chairman of the Board of Directors.
                                    Currently serves as director of The Pittston
                                    Company and Dominion Resources.

Jerry E. Dempsey          66        Currently retired, Mr. Dempsey was Chief
                                    Executive Officer and Chairman of the Board
                                    of Directors of PPG Industries, Inc., a
                                    manufacturer of protective and decorative
                                    coatings, fiberglass products, and specialty
                                    chemicals, from 1993 until 1997. Was
                                    President and Chief Executive Officer of
                                    Chemical Waste Management and Senior Vice
                                    President of WMX Technologies, from 1985
                                    until 1993. Director of Eastman Chemical
                                    Company and Navistar International
                                    Corporation.

Steven R. Berrard         45        is Managing Partner of New River Capital
                                    Partners, a private equity firm with an
                                    investment strategy focused on branded
                                    specialty retail, e-commerce and education.
                                    From January 1997 to September 1999, Mr.
                                    Berrard was Co-Chief Executive Officer of
                                    AutoNation, Inc., the world's largest
                                    automotive retailer and a leading provider
                                    of vehicle rental services. Prior to joining
                                    AutoNation, he was President and Chief
                                    Executive Officer of the Blockbuster
                                    Entertainment Group, a division of Viacom,
                                    Inc., one of the world's largest
                                    entertainment companies. He served as Vice
                                    Chairman, President and Chief Operating
                                    Officer of Blockbuster Entertainment
                                    Corporation until its merger with Viacom in
                                    1994. In addition, Mr. Berrard served as
                                    President and Chief Executive Officer and a
                                    Director of Spelling Entertainment Group,
                                    Inc. from 1993 to 1996 and as a Director of
                                    Viacom from 1994 to 1996. Mr. Berrard
                                    currently serves as a Director of Gerald
                                    Stevens, Inc., Boca Resorts, Inc. and
                                    AutoNation. Mr. Berrard's business address
                                    is One Financial Plaza, Suite 1100, Fort
                                    Lauderdale, Florida 33344.

------------------------------------------------------------------------ 29

 -----------------------------------------------------------------------------


                                  THE NEW PLAN


 -----------------------------------------------------------------------------

THE NEW PLAN
------------------------------------------------------------------------------
Plan Outline

   OUR GOAL: TO MAKE BIRMINGHAM STEEL ONE OF THE LOWEST-COST, HIGHEST-QUALITY
                  STEEL PRODUCERS IN BOTH MERCHANT BAR AND SBQ



                                     General

- Provide effective management leadership

- Obtain control over Birmingham Steel without triggering the "change in control" provisions associated with the Company's outstanding debt securities

  - Provides timing flexibility to access the capital markets, if required

  - Avoids forced, potentially disadvantageous capital markets transactions

- Implement "Nucor-style" attitudes, philosophies and culture

- Hire select individuals that share this operating philosophy



------------------------------------------------------------------------ 31

THE NEW PLAN
------------------------------------------------------------------------------
Plan Outline (cont'd)



                                 Operating Plan

- Operate core facilities at or above nameplate capacity

  - Any potential pressure on selling price is more than compensated with improved cost position

- Re-establish relationships with Service Center customer base for core operations

  - Service Centers account for over half of merchant bar, yet they have been largely ignored by current management

- SBQ Business:

  - Re-establish customer confidence with automotive and other OEMs

  - Improve qualification performance

- Selective hiring of experienced sales people in Cleveland



------------------------------------------------------------------------ 32

THE NEW PLAN
------------------------------------------------------------------------------
Plan Outline (cont'd)


                            Operating Plan (cont'd)

- Focus efforts on fixing the Memphis melt shop - tremendous upside potential

  - Install competent, permanent management team

  - Reduce employee turnover and improve employee training

  - Once Cleveland is properly supplied with Memphis billets, it should be one of the lowest-cost SBQ producers in the United States

    -  Non-union facility

    -  World-class equipment

  - May take at least 18 months to implement

- Fix Operations at Cartersville

  - Replace electrical control system using a reputable vendor

  - Reduce down-time through adequate preventative and predictive maintenance

- Take advantage of location in the heart of the Southeast construction market


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

THE NEW PLAN
------------------------------------------------------------------------------
Plan Outline (cont'd)



Strategic Plan

- First priority is to fix Birmingham's balance sheet

- Secondly, attempt to become a leader in the consolidation of the steel industry

  - Our goal is to grow, not shrink, the Company


Financial Plan

- Improve cash flows through better operational performance and customer satisfaction

- Recapitalize the Company when the capital markets allow a reasonable opportunity

- Evaluate asset sales only when fair values can be obtained


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




 -----------------------------------------------------------------------------


                         CHANGE OF CONTROL IMPLICATIONS


 -----------------------------------------------------------------------------

CHANGE OF CONTROL IMPLICATIONS
------------------------------------------------------------------------------
Cash Effects Upon a Change of Control (a)
(U.S. Dollars in Millions)

      THE CURRENT BOARD OF DIRECTORS CAN SPARE THE COMPANY THE EXPENSE AND EXPOSURE OF A CHANGE OF CONTROL BY AGREEING TO NOMINATE A COMPROMISE
                             SLATE OF DIRECTORS(C)

             - This change of control is what we are trying to avoid


    $216.0     Revolver balance - placed into default upon change of control

     280.0 Senior Unsecured Notes potentially "put" back to Company upon change of control

       9.1     Make-whole provision on Notes

       6.5     Executive severance packages

       1.4     Vesting under ERP / CDP (b)
    ------
    $513.0     POTENTIAL CASH LIABILITY
    ======

         IN ADDITION, ALL COMPANY OPTIONS OUTSTANDING IMMEDIATELY VEST

------------
(a)  Source:  Company Preliminary Proxy filed September 22, 1999.
(b)  ERP/CDP:  Executive Retirement Plan / Compensation Deferral Plan.
(c) Assumes the nominated compromise slate is elected by the Company shareholders.

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

CHANGE OF CONTROL IMPLICATIONS
------------------------------------------------------------------------------
Debt Clauses

Bank Credit Agreement

         - A "change in control" includes a change in the majority of the Board of Directors during any twelve month period (other than action by existing BOD)

         - Constitutes an event of default

         - Waivable upon agreement of a majority (determined by dollar value held) of the bank lenders

Senior Notes

         - A "change in control" includes any acquisition by any person or group of the power to elect, appoint or cause the election or appointment of at least a majority of the members of the Board of Directors

         - Requires the Company to make to the note holders a written offer to prepay the senior notes

         - Waivable by each note holder on an individual basis


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